Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers DoubleLine Core Plus Bond Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Beutel, Goodman & Company Ltd. (“Beutel Goodman” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace DoubleLine Capital LP (“DoubleLine”), effective on or about March 23, 2021 (the “Implementation Date”). The appointment of Beutel Goodman is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Beutel Goodman (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and DoubleLine with respect to the Fund (the “Existing Subadvisory Agreement”), which is expected to occur on March 23, 2021, or the approval of a new subadvisory agreement between AMGF and Beutel Goodman by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Beutel Goodman as the subadviser to the Fund, a new subadvisory agreement between AMGF and Beutel Goodman (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Beutel Goodman under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that DoubleLine would have received under the Existing Subadvisory Agreement.

In connection with the hiring of Beutel Goodman, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers DoubleLine Core Plus Bond Fund to AMG Beutel Goodman Core Plus Bond Fund, and (ii) made changes to its principal investment strategies and principal risks.

Also in connection with the hiring of Beutel Goodman, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.45% to 0.23%; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place will be eliminated, the shareholder servicing fees of up to 0.15% that Class N shares of the Fund are authorized to pay to financial intermediaries will be eliminated, and the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund may make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Beutel Goodman Core Plus Bond Fund.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations; agency mortgage-backed securities; non-agency mortgage-backed securities; commercial mortgage-backed securities; asset-backed securities; foreign and domestic corporate bonds; fixed income securities issued by corporations, governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries including emerging markets; Rule 144A securities (securities that may be sold pursuant to Rule 144A under the Securities Act of 1933); preferred securities; bank loans; securities issued by municipalities; and other securities bearing fixed or variable interest rates of any maturity. Up to 20% of the Fund’s assets may be invested in non-U.S. dollar-denominated instruments. The Fund may hedge against currency risk or interest rate risk by using forward foreign currency contracts and futures, respectively, or by using other techniques, but it is not required to do so.

The Fund may invest up to 30% of its assets in below investment grade securities (common known as “junk bonds” or “high yield securities”). Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by Beutel, Goodman & Company Ltd., the subadviser to the Fund (“Beutel Goodman” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if Beutel Goodman believes it would be advantageous to do so.

The Fund intends to investment primarily in bonds with a rating of B or higher by any NRSRO at the time of purchase. The Fund expects that the average credit rating of the Fund’s portfolio will be BBB or above. While the Fund may purchase fixed income securities of any duration, the Fund currently intends to primarily invest in fixed income securities so that the overall duration of the Fund’s portfolio will remain +/- 2 years of the duration of the Fund’s benchmark (the Bloomberg Barclays U.S. Aggregate Bond Index), which was 6.09 years as of January 31, 2021. The average duration of fixed income securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

The Subadviser actively manages the Fund’s portfolio using top-down macroeconomic analysis and bottom-up fundamental credit research to determine relative value and build what it views as a high conviction portfolio. A variety of qualitative and quantitative tools are used in the research process. The Subadviser’s data-driven top-down analysis assesses interest rate anticipation (duration), yield curve positioning and sector positioning. Inflation, the political climate, monetary policy and economic activity are among the variables used to determine the overall duration target for the Fund, and the Fund’s maturity structure will be adjusted to reflect the Subadviser’s forecast for interest rates. The Fund’s overall corporate credit positioning and sector selection are determined based on the Subadviser’s economic and interest rate anticipation analysis. In selecting individual securities for the Fund, the Subadviser conducts fundamental credit research that employs, among other things, detailed financial modeling, industry analysis, analysis of regulatory filings, management meetings and credit rating reports. The Subadviser evaluates potential investments based on the following elements: liquidity, transparency, non-cyclicality, financial models, and environmental, social and governance (“ESG”) criteria. The Subadviser uses proprietary risk management tools to manage the Fund’s interest rate risk, yield curve risk, credit risk and liquidity risk.

The Subadviser integrates the analysis of ESG factors as part of the fundamental credit research process used to identify potential corporate bond positions for the Fund. Consideration of ESG factors is one element of the Subadviser’s investment process. The Subadviser views ESG issues not only as potential sources of risk, but also as opportunities for improvement. Beutel Goodman prepares and maintains credit reports for the Fund’s investments and the ESG analysis included in each corporate credit report includes: an overall ESG risk assessment; granular ESG metrics; ESG score peer group benchmarking (using third party data providers such as Sustainalytics and MSCI); listing of ESG strengths and weakness; ESG-related engagement themes; and an ESG scorecard by individual topic. In performing ESG analysis, the Subadviser obtains information from company financial statements and other reports, interviews with company management, investment dealer reports, and data from other third parties. From time to time, the Subadviser may also engage with management regarding ESG matters relevant to the company.

The section titled “Principal Risks” beginning on page 2 is revised to remove “Affiliated Fund Risk,” “Defaulted and Distressed Securities Risk,” “Inverse Floating Rate Securities Risk,” “Investment Company Risk” and “Senior Loans Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Changing Distribution Level Risk—the Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amount paid by the Fund will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.

ESG Investing Risk—the Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

Hedging Risk—there is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.

Inflation/Deflation Risk—inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Deflation risk is the risk that the prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Model and Data Risk—when a quantitative model (“Model”) or information or data (“Data”) used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful. Furthermore, the success of a Model that is predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors or errors in design, which may cause the resulting output to be faulty.

Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.

Also with respect to the section titled “Principal Risks” beginning on page 2, the principal risks shall appear in the following order: Debt Securities Risk; Market Risk; Interest Rate Risk; Credit and Counterparty Risk; Emerging Markets Risk; Asset-Backed and Mortgage-Backed Securities Risk; Call Risk; Changing Distribution Level Risk; Currency Risk; Derivatives Risk; ESG Investing Risk; Extension Risk; Foreign Investment Risk; Hedging Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Model and Data Risk; Municipal Market Risk; Policy Risk; Prepayment Risk; Reinvestment Risk; Rule 144A Securities Risk; and U.S. Government Securities Risk.

In the section titled “Performance” on page 4, the following is added after the first paragraph:

As of March 23, 2021, Beutel Goodman was appointed as subadviser to the Fund and the Fund changed its name to “AMG Beutel Goodman Core Plus Bond Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 23, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The section titled “Portfolio Management” beginning on page 4 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Beutel, Goodman & Company Ltd.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

David Gregoris, CFA

Managing Director, Fixed Income, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

Derek Brown, CFA

Senior Vice President, Co-Head Fixed Income, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

Sue McNamara, CFA

Senior Vice President, Fixed Income, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

Neil McCabe, CFA

Vice President, Fixed Income, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.23%	0.28%	0.23%

Total Annual Fund Operating Expenses	0.71%	0.51%	0.46%

Fee Waiver and Expense Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.68%	0.48%	0.43%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$69	$222	$391	$878
Class I	$49	$159	$281	$636
Class Z	$44	$143	$253	$575

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE